Exhibit 99.1

Centene Completes Acquisition of WellCare, Creating a Leading Healthcare Enterprise
Focused on Government-Sponsored Healthcare Programs

ST. LOUIS, January 23, 2020 – Centene Corporation (NYSE: CNC) (“Centene”) announced today that it has completed its acquisition of WellCare Health Plans, Inc. (“WellCare”).

Centene now provides access to high-quality and affordable healthcare to its more than 24 million members across all 50 states, or 1 in 15 individuals across the nation. The Company will continue to place great emphasis on long-term growth by prioritizing its people, systems and capabilities so that it can better serve its members, providers and government partners.

“We are pleased to have completed this transformational acquisition to create a leading healthcare enterprise committed to helping people live healthier lives through access to high-quality and affordable healthcare solutions,” said Michael F. Neidorff, Centene’s Chairman, President and Chief Executive Officer. “Through the integration planning process, it has become even more apparent that our goals, cultures and values are aligned. Centene is committed to building on our mission to further improve the health of the communities we serve. We look forward to Centene’s next chapter where we will continue to drive growth and create value for shareholders.”

Pursuant to the terms of the merger agreement, as announced on March 27, 2019, WellCare became a wholly owned subsidiary of Centene. Under the terms of the merger agreement, WellCare shareholders received a fixed exchange ratio of 3.38 shares of Centene common stock and $120 in cash for each share of WellCare common stock.

With the completion of the transaction, the previously announced divestitures of Centene’s Illinois Medicaid and Medicare Advantage plans, WellCare’s Missouri Medicaid and Medicare Advantage plans and WellCare’s Nebraska Medicaid plan have also closed.

WellCare common stock will cease trading as of the close of trading on January 23, 2020.

About Centene

Centene Corporation, a Fortune 100 company, is a leading multi-national healthcare enterprise that is committed to helping people live healthier lives. The company takes a local approach – with local brands and local teams - to provide fully integrated, high-quality, and cost-effective services to government-sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to nearly 1 in 15 Americans across all 50 U.S. states, including Medicaid and Medicare members (including Medicare Prescription Drug Plans) as well as individuals and families served by the Health Insurance Marketplace, the TRICARE program, and individuals in correctional facilities. The Company also serves several international markets, and contracts with other healthcare and commercial organizations to provide a variety of specialty services focused on treating the whole person. Centene focuses on long-term growth and the development of its people, systems and capabilities so that it can better serve its members, providers, local communities, and government partners.

Centene uses its investor relations website to publish important information about the company, including information that may be deemed material to investors. Financial and other information about Centene is routinely posted and is accessible on Centene’s investor relations website, http://www.centene.com/investors.

Cautionary Statement on Forward-Looking Statements of Centene
All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). In particular, these statements include, without limitation, statements about Centene’s future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of Centene’s proposed acquisition of WellCare Health Plans, Inc. (the “WellCare Transaction”), Centene’s recent acquisition (the “Fidelis Care Transaction”) of substantially all the assets of New York State Catholic Health Plan, Inc., d/b/a Fidelis Care New York (“Fidelis Care”), investments and the adequacy of Centene’s available cash resources.

These forward-looking statements reflect Centene’s current views with respect to future events and are based on numerous assumptions and assessments made by us in light of Centene’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors Centene believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause Centene’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.

All forward-looking statements included in this filing are based on information available to us on the date of this communication. Except as may be otherwise required by law, Centene undertakes no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this filing. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to, the following: (i) uncertainty as to the expected financial performance of the combined company following completion of the WellCare Transaction; (ii) the possibility that the expected synergies and value creation from the WellCare Transaction will not be realized, or will not be realized within the expected time period; (iii) the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the WellCare Transaction; (iv) the risk that unexpected costs will be incurred in connection with the integration of the WellCare Transaction or that the integration of WellCare will be more difficult or time consuming than expected; (v) a downgrade of the credit rating of Centene’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (vi) unexpected costs, charges or expenses resulting from the WellCare Transaction; (vii) the inability to retain key personnel; (viii) disruption from the completion of the WellCare Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and (ix) the risk that, following the WellCare Transaction, the combined company may not be able to effectively manage its expanded operations.

Additional factors that may cause actual results to differ materially from projections, estimates, or other forward-looking statements include, but are not limited to, the following: (i) Centene’s ability to accurately predict and effectively manage health benefits and other operating expenses and reserves; (ii) competition; (iii) membership and revenue declines or unexpected trends; (iv) changes in healthcare practices, new technologies, and advances in medicine; (v) increased healthcare costs, (vi) changes in economic, political or market conditions; (vii) changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the Affordable Care Act (“ACA”), and any regulations enacted thereunder that may result from changing political conditions or judicial actions, including the ultimate outcome of the District Court decision in “Texas v. United States of America” regarding the constitutionality of the ACA; (viii) rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting Centene’s government businesses; (ix) Centene’s ability to adequately price products on federally facilitated and state-based Health Insurance Marketplaces; (x) tax matters; (xi) disasters or major epidemics; (xii) the outcome of legal and regulatory proceedings; (xiii) changes in expected contract start dates; (xiv) provider, state, federal and other contract changes and timing of regulatory approval of contracts; (xv) the expiration, suspension, or termination of Centene’s contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); (xvi) the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; (xvii) challenges to Centene’s contract awards; (xviii) cyber-attacks or other privacy or data security incidents; (xix) the possibility that the expected synergies and value creation from acquired businesses, including, without limitation, the Fidelis Care Transaction, will not be realized, or will not be realized within the expected time period; (xx) the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions, including the Fidelis Care Transaction; (xxi) disruption caused by significant completed and pending acquisitions, including, among others, the Fidelis Care Transaction, making it more difficult to maintain business and operational relationships; (xxii) the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions, including, among others, the Fidelis Care Transaction; (xxiii) changes in expected closing dates, estimated purchase price and accretion for acquisitions; (xxiv) the risk that acquired businesses, including Fidelis Care, will not be integrated successfully; (xxv) the risk that, following the Fidelis Care Transaction, Centene may not be able to effectively manage its expanded operations; (xxvi) restrictions and limitations in connection with Centene’s indebtedness; (xxvii) Centene’s ability to maintain the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; (xxviii) availability of debt and equity financing, on terms that are favorable to us; (xxix) inflation; and (xxx) foreign currency fluctuations.

This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect Centene’s business operations, financial condition and results of operations, in Centene’s filings with the Securities and Exchange Commission (the “SEC”), including the registration statement on Form S-4 filed by Centene with the Securities and Exchange Commission on May 23, 2019 (the “Registration Statement”), and Centene’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, Centene cannot give assurances with respect to Centene’s future performance, including without limitation Centene’s ability to maintain adequate premium levels or Centene’s ability to control its future medical and selling, general and administrative costs.

Centene Contacts

Media
Marcela Manjarrez-Hawn
Senior Vice President and Chief Communications Officer
mediainquiries@centene.com
(314) 445-0790

Investors
Edmund E. Kroll, Jr.
Senior Vice President, Finance & Investor Relations
investors@centene.com
(212) 759-0382